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                       THE FOLLOWING IS A PRESS RELEASE
    ISSUED BY THE SEAGRAM COMPANY LTD. AND JOSEPH E. SEAGRAM & SONS, INC.
                              ON DECEMBER 8, 2000


                              [SEAGRAM LETTERHEAD]

                 [PRESS RELEASE RE PRICING OF THE TENDER OFFERS]

         THE SEAGRAM COMPANY LTD. AND JOSEPH E. SEAGRAM & SONS, INC. PRICE TENDER OFFERS AND CONSENT SOLICITATIONS

         MONTREAL AND NEW YORK -- DECEMBER 8, 2000 -- The Seagram Company Ltd. ("SCL") and Joseph E. Seagram & Sons, Inc. ("JES") today announced that they had determined the total purchase prices with respect to their respective tender offers and consent solicitations being made pursuant to the Offers to Purchase and Consent Solicitation, dated October 31, 2000 of SCL or JES, as the case may be (the "Offers to Purchase") and related Letters of Transmittal and Consent (together with the Offers to Purchase, the "Offers").

         The Offers by SCL are for its 6.50% Debentures due April 1, 2003, 8.35% Debentures due November 15, 2006, 8.35% Debentures due January 15, 2022 and 6.875% Debentures due September 1, 2023 (collectively, the "SCL Debentures").

         The Offers by JES are for its 5.79% Senior Notes due 2001, 6.250% Senior Notes due 2001, 6.400% Senior Notes due 2003, 6.625% Senior Notes due 2005, 8 3/8% Guaranteed Debentures due February 15, 2007, 7% Guaranteed Debentures due April 15, 2008, 6.800% Senior Notes due 2008, 8 7/8% Guaranteed Debentures due September 15, 2011, 9.65% Guaranteed Debentures due August 15, 2018, 7.500% Senior Debentures due 2018, 9% Guaranteed Debentures due August 15, 2021 and 7.600% Senior Debentures due 2028 (collectively, the "JES Debentures", and together with the SCL Debentures, the "Debentures"), each of which has been guaranteed as to payment of principal and interest by SCL.

         The total purchase price for each series of Debentures is set forth in the table below. Holders who tender their Debentures prior to 5:00 p.m., New York City time, on December 12, 2000 (as the same may be extended, the "Expiration Date"), will receive the total purchase price (which includes the applicable consent payment), plus accrued and unpaid interest on such series of Debentures to, but not including, the date of payment, which is expected to be December 19, 2000, unless the Expiration Date is extended. The total purchase price for each series of Debentures was calculated using a yield equal to a fixed spread plus the yield to maturity of a U.S. Treasury bond with a maturity date close to the maturity date of such series of Debentures. The U.S. Treasury reference bond, U.S. Treasury Yield, fixed spread, total purchase price and total purchase price plus accrued but unpaid interest per $1,000 principal amount (assuming a payment date of December 19, 2000) with respect to each series of Debentures are specified in the table below.
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                                 SCL DEBENTURES


                                                              FIXED                    TOTAL PURCHASE PRICE
                                                              SPREAD                   PLUS ACCRUED AND
                                                  U.S.         (IN         TOTAL       UNPAID INTEREST  (PER
  SERIES OF             U.S. TREASURY          TREASURY       BASIS        PURCHASE    $1,000 PRINCIPAL
  DEBENTURES            REFERENCE BOND           YIELD        POINTS)      PRICE       AMOUNT)
----------------        --------------        -----------    -----------  ----------   ---------------------
6.50% Debentures due    5.750% U.S.              5.473%      + 40.0bp      1,013.10        1,027.18
April 1, 2003           Treasury Notes due
                        August 15, 2003
8.35%  Debentures due   6.750% U.S.              5.415%      + 60.0bp      1,114.54        1,122.43
November 15, 2006       Treasury Notes due
                        May 15, 2005
8.35% Debentures due    6.125% U.S.              5.633%      + 85.0bp      1,212.83        1,248.55
January 15, 2022        Treasury Bonds due
                        August 15, 2029
6.875% Debentures due   6.125% U.S.              5.633%      + 85.0bp      1,046.13        1,066.76
September 1, 2023       Treasury Bonds due
                        August 15, 2029

                                 JES DEBENTURES

                                                                                       TOTAL PURCHASE PRICE
                                                                FIXED                  PLUS ACCRUED AND
                                                  U.S.         SPREAD        TOTAL     UNPAID INTEREST (PER
                           U.S. TREASURY        TREASURY      (IN BASIS    PURCHASE    $1,000 PRINCIPAL
 SERIES OF DEBENTURES      REFERENCE BOND         YIELD        POINTS)       PRICE     AMOUNT)
 --------------------    ------------------     --------       --------    --------    ---------------------
  5.79% Senior Notes        6.250% U.S.          6.083%        +30.0bp       997.92        1,008.21
       due 2001          Treasury Notes due
                           April 30, 2001
 6.250% Senior Notes        5.875% U.S.          5.956%        +30.0bp       999.93        1,000.62
       due 2001          Treasury Notes due
                         November 30, 2001
 6.400% Senior Notes        5.750% U.S.          5.473%        +40.0bp     1,014.25        1,014.96
       due 2003          Treasury Notes due
                          August 15, 2003
 6.625% Senior Notes        6.750% U.S.          5.415%        +55.0bp     1,028.11        1,028.85
       due 2005          Treasury Notes due
                            May 15, 2005
8 3/8% Debentures due       6.750% U.S.          5.415%        +65.0bp     1,117.07        1,145.92
  February 15, 2007      Treasury Notes due
                            May 15, 2005
    7% Guaranteed           5.750% U.S.          5.370%        +70.0bp     1,054.21        1,066.65
 Debentures due April    Treasury Notes due
       15, 2008           August 15, 2010
 6.800% Senior Notes        5.750% U.S.          5.370%        +70.0bp     1,045.67        1,046.43
       due 2008          Treasury Notes due
                          August 15, 2010
  8 7/8% Guaranteed         5.750% U.S.          5.370%        +75.0bp     1,214.37        1,237.54
    Debentures due       Treasury Notes due
  September 15, 2011      August 15, 2010
   9.65% Guaranteed         6.125% U.S.          5.633%        +85.0bp     1,329.98        1,363.22
Debentures due August    Treasury Bonds due
       15, 2018           August 15, 2029
    7.500% Senior           6.125% U.S.          5.633%        +85.0bp     1,107.07        1,107.90
 Debentures due 2018     Treasury Bonds due
                          August 15, 2029
    9% Guaranteed           6.125% U.S.          5.633%        +85.0bp     1,284.15        1,315.15
Debentures due August    Treasury Bonds due
       15, 2021           August 15, 2029
    7.600% Senior           6.125% U.S.          5.633%        +90.0bp     1,136.29        1,137.13
 Debentures due 2028     Treasury Bonds due
                          August 15, 2029


         As previously announced, the combination of SCL with Vivendi and Canal(+) was completed earlier today and the condition to the offers and the concurrent tender offer and consent solicitation relating to JES's 8.00% Senior Quarterly Income Debt Securities due 2038, which are guaranteed as to payment of principal and interest by SCL, relating to the completion of the Vivendi combination has been satisfied. SCL and JES are now subsidiaries of Vivendi Universal.

         The Offers will expire at 5:00 p.m., New York City time, on the Expiration Date, unless extended. SCL and JES expect that Debentures purchased pursuant to the Offers will be paid for in same-day funds on December 19, 2000, assuming that the Expiration Date is not extended.

         The dealer managers for the Offers are Banc of America Securities LLC and Salomon Smith Barney and the information agent for the Offers is ChaseMellon Shareholder Services, L.L.C. Requests for documentation should be directed to ChaseMellon Shareholder Services, L.L.C. at (917) 320-6286 (for bankers or brokers) and (866) 293-6618 (for others). Questions regarding the transactions should be directed to either your Banc of America Securities LLC Sales Representative or Banc of America Securities LLC toll-free at 866-475-9886 or your
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Salomon Smith Barney Sales Representative or Salomon Smith Barney toll-free at
800-558-3745.

         This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The tender offers and consent solicitations are being made solely by the Offers to Purchase and Consent Solicitation, dated October 31, 2000, and the related Letters of Transmittal and Consent of each of SCL and JES.

         The Seagram Company Ltd., headquartered in Montreal, operates in four global business segments: MUSIC, FILMED ENTERTAINMENT, RECREATION AND OTHER, and SPIRITS AND WINE. Universal Music Group, produces, markets and distributes recorded music throughout the world in all major genres, and it is engaged in music publishing. The company's Filmed Entertainment business produces and distributes motion picture, television and home video products worldwide; operates and has ownership in a number of international cable channels; and engages in the licensing of merchandising rights and film property rights. The Recreation and Other business operates theme parks and retail stores. It is also involved in the development of entertainment software. The Spirits and Wine business is engaged principally in the production and marketing of distilled spirits, wines, coolers, beers and mixers throughout more than 190 countries and territories.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the business combination of Vivendi, Canal+ and Seagram. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Vivendi, Canal+ and Seagram businesses will not be integrated successfully; costs related to the combination; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; and inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers. None of Vivendi, Canal+ or Seagram undertakes any obligation to provide updates or to revise any forward-looking statements. Investors and security holders are urged to read the joint proxy statement/prospectus dated November 2, 2000 regarding the business combination transaction referenced in the foregoing information which contains important information. The joint proxy statement/prospectus has been filed with the U.S. Securities and Exchange Commission by Vivendi, Canal+ and Seagram. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Vivendi, Canal+ and Seagram with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Vivendi, Canal+ and Seagram. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the joint press release relating to the transaction filed with the Commission by each of Vivendi and Seagram, on June 20, 2000.